GOING CONCERN	6 Months Ended
Jun. 30, 2024
GOING CONCERN
GOING CONCERN

3.GOING CONCERN

As reflected in the Company’s unaudited condensed consolidated financial statements, the Company had a net loss of $1,740,418 and $4,079 for the six months ended June 30, 2024 and 2023, respectively, and reported a cash outflow of $1,274,344 for the six months ended June 30, 2024, while cash inflow of $2,639,003 from operating activities for the six months ended June 30, 2023, respectively. These factors raise a substantial doubt about the Company’s ability to continue as a going concern.

As of June 30, 2024, the Company had cash and cash equivalent of $2,889,830 and short-term investments of $1,808,324. On the other hand, the balance of current liabilities of $6,668,600 as of June 30, 2024 is expected to get paid in the twelve months ending June 30, 2025. The Company expected to renew the bank borrowings upon its maturity. The Company intends to meet the cash requirements for the next 12 months from the issuance date of this report through a combination of application of credit terms, bank loans, and principal shareholder’s financial support. Given the factors mentioned above, the Company assesses current working capital is sufficient to meet its obligations for the next 12 months from the issuance date of this report. Accordingly, management continues to prepare the Company’s unaudited condensed consolidated financial statements on going concern basis.

However, future financing requirements will depend on many factors, including the scale and pace of the expansion of the Company’s advertising business, the expansion of the Company’s sales and marketing activities, and potential investments in, or acquisitions of, businesses or technologies. Inability to obtain credit terms from medias or access to financing on favorable terms in a timely manner or at all would materially and adversely affect the Company’s business, results of operations, financial condition, and growth prospects.